                                  EXHIBIT 99.1

                               DISTRIBUTION REPORT
                                       FOR
                          INDEXPLUS TRUST SERIES 2003-1

                                DISTRIBUTION DATE
                                DECEMBER 20, 2004
                             CUSIP NUMBER 45408V203


         (i) the amounts received by the Trustee as of the last such statement in respect of principal, interest and premium on the "Underlying Securities" (see following chart):

                             Interest:                $1,134,715.78
                             Principal:                        0.00
                             Premium:                          0.00

         (ii) the amounts of compensation received by the Trustee, for the period relating to such Distribution Date:

                             Paid by the Trust:               $0.00
                             Paid by the Depositor:       $4,250.00

         (iii) the amount of distribution on such Distribution Date to Holders allocable to principal of and premium, if any, and interest on the Certificates and the amount of aggregate unpaid interest accrued as of such Distribution Date:

                             Interest:                $1,134,715.78
                             Principal:                       $0.00

                             Unpaid Interest Accrued:         $0.00


         (iv) see the following chart for the aggregate stated principal amount of the Underlying Securities related to such Series, the current interest rate or rates thereon at the close of business on such Distribution Date and the current rating assigned to the Certificates.

         (v) the aggregate Certificate Principal Balance of such Series at the close of business on such Distribution Date.

                              ($25 Stated Amount)
                              Initial Principal Balance:          $37,500,000
                                    Reduction:                             (0)
                                                                  ------------
                              Principal Balance 12/20/04:         $37,500,000

AMOUNTS RECEIVED PER ISSUER:

                                                                  INTEREST
                        ISSUER                                   COLLECTED
                        ------                                   ---------
                  The Boeing Company                             $67,773.13
                    Citigroup Inc.                               $65,006.88
        Credit Suisse First Boston (USA), Inc.                   $78,838.13
                  DaimlerChrysler AG                             $94,052.50
                  Ford Motor Company                             $82,434.25
         General Electric Capital Corporation                    $74,688.75
        General Motors Acceptance Corporation                    $88,520.00
            The Goldman Sachs Group, Inc.                        $67,773.13
                  Johnson & Johnson                              $54,771.75
          The May Department Stores Company                      $76,348.50
             Time Warner Companies, Inc.                         $73,305.63
              Valero Energy Corporation                          $82,987.50
             Verizon Global Funding Corporation                  $85,753.75
                     Viacom Inc.                                 $60,857.50
                 Weyerhaeuser Company                            $81,604.38
                                                             -------------------
                                                               $1,134,715.78

PRINCIPAL AMOUNTS, RATES & CURRENT RATINGS:


               ISSUER                                         RATE             CUSIP            MOODY'S        S&P
               ------                                         ----             -----            -------        ---
         The Boeing Company               $2,213,000         6.125%         097-023-AU9          A3           A
           Citigroup Inc.                 $2,213,000         5.875%         172-967-BU4          Aa2          A+
  Credit Suisse First Boston (USA),
                Inc.                      $2,213,000         7.125%         225-41L-AE3          Aa3          A+
         DaimlerChrysler AG               $2,213,000         8.500%         233-835-AQ0          A3           BBB
         Ford Motor Company               $2,213,000         7.450%         345-370-CA6          Baa1         BBB-
General Electric Capital Corporation      $2,213,000         6.750%         369-62G-XZ2          Aaa          AAA
General Motors Acceptance Corporation     $2,213,000         8.000%         370-425-RZ5          Baa1         BBB-
    The Goldman Sachs Group, Inc.         $2,213,000         6.125%         381-41G-CU6          Aa3          A+
          Johnson & Johnson               $2,213,000         4.950%         478-160-AL8          Aaa          AAA
  The May Department Stores Company       $2,213,000         6.900%         577-778-BQ5          Baa2         BBB
     Time Warner Companies, Inc.          $2,213,000         6.625%         887-315-BN8          Baa1         BBB+
      Valero Energy Corporation           $2,213,000         7.500%         919-13Y-AE0          Baa3         BBB
 Verizon Global Funding Corporation       $2,213,000         7.750%         923-44G-AS5          A2           A+
             Viacom Inc.                  $2,213,000         5.500%         925-524-AV2          A3           A-
        Weyerhaeuser Company              $2,213,000         7.375%         962-166-BR4          Baa2         BBB
United States Department of Treasury      $4,305,000         0.000%         912-803-CH4

                                          $37,500,000